                                                                   EXHIBIT 10.19

                  THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT
                  ----------------------------------------------
           AMONG ROYSTER-CLARK, INC., VARIOUS FINANCIAL INSTITUTIONS,
           ----------------------------------------------------------
            DLJ CAPITAL FUNDING, INC., J.P. MORGAN SECURITIES, INC.,
            --------------------------------------------------------
                        AND U.S. BANCORP AG CREDIT, INC.
                        --------------------------------
                              DATED APRIL 22, 1999
                              --------------------

         This Third Amendment to Revolving Credit Agreement (this "Amendment") is made as of the 25th day of March, 2003 between Royster-Clark, Inc. a Delaware corporation (hereinafter referred to as "Borrower"), and the various financial institutions signatory hereto (being at least the Required Lenders).

                                     RECITAL
                                     -------

         Borrower has requested that Lenders waive compliance with a certain covenant under the Revolving Credit Agreement between Borrower and Lenders dated April 22, 1999 (as amended, replaced, restated and/or supplemented from time to time, the "Credit Agreement"), and that Lenders amend and modify the Credit Agreement with respect to certain terms and Lenders are willing to do so on the terms and conditions herein contained. Except as defined herein, all capitalized terms used in this Amendment shall have meaning assigned to them in the Credit Agreement.

         NOW THEREFORE, in consideration of the foregoing and of the terms and conditions contained in the Credit Agreement and this Third Amendment and of any loans or other financial accommodations heretofore, now or hereafter made to or for the benefit of Borrower by Lenders, Borrower and Lenders agree as follows:

         1. Borrower acknowledges the existence of the following Event of Default. Borrower has failed to comply with Section 7.2.4 of the Credit
                                            -------------
Agreement, Financial Covenants, as of fiscal year end December 31, 2002 inasmuch
           -------------------
as Borrower has not maintained compliance with regard to its minimum Net Worth.

         2. Lenders waive the specific Event of Default described in the preceding paragraph 1 as of and through the date of this Amendment. Notwithstanding the foregoing waiver, it is expressly understood and agreed that the Lenders shall have the right at all times hereafter to require strict performance by Borrower of all terms of the Credit Agreement or any other Loan Document, including without limitation, the terms of Sections Section 7.2.4 of
                                                              -------------
the Credit Agreement, that the Lenders do not waive, affect or diminish any right, power or remedy of the Lenders under the Credit Agreement or any other Loan Document except as expressly set forth herein and that except as expressly set forth herein, the Credit Agreement and each other Loan Document shall continue in full force and effect in accordance with their respective terms.

         3. The definition of Applicable Margin set forth in Section 1.1 of the
                              -----------------              -----------
Credit Agreement, Defined Terms, shall amended to read as follows:
                  -------------

                                             Applicable        Applicable
                                             ----------        ----------
                                             Margin For        Margin For
                                             ----------        ----------
                                             Base Rate Loans   LIBO Rate Loans
                                             ---------------   ---------------

         From March 26, 2003
         through September 30, 2003          2.50%             3.75%
         From October 1, 2003
         through October 31, 2003            2.75%             4.00%
         From November 1, 2003
         through November 30, 2003           3.00%             4.25%
         From December 1, 2003
         and thereafter                       3.50%            4.75%


         4. With regard to the definition of Compliance Certificate set forth in
                                             ----------------------
Section 1.1 of the Credit Agreement, Defined Terms, Borrower shall amend the
-----------                          -------------
form of Exhibit E1 and the attachments thereto to conform with the amendments
        ----------
set forth herein, as applicable.

         5. A new definition, Great Plains Indebtedness, shall be set forth in
                              -------------------------
Section 1.1 of the Credit Agreement, Defined Terms, to read as follows:
-----------                          -------------

                  "Great Plains Indebtedness" means the indebtedness of Borrower
                   -------------------------
         to Great Plains Funding Corporation under the Form of Debt Agreement approved by the Lenders whereby Borrower or one or more Restricted Subsidiaries will borrow money on an unsecured basis, up to an aggregate amount outstanding not to exceed $35,000,000, to facilitate the purchase of goods from Monsanto Company.

         6. With regard to the definition of Indebtedness set forth in Section
                                                                       -------
1.1 of the Credit Agreement, Defined Terms, a new sentence shall be added to the
---                          -------------
end of said definition to read as follows.

                  Commencing as of January 1, 2003, for the purposes of determining compliance with Section 7.2.4 of the Credit Agreement,
                                     -------------
         Financial Covenants, and notwithstanding the definition of any of the
         -------------------
         terms used therein, or the definition of any of the terms used in such definitions, and so forth, to the extent that the Borrower is not obligated to pay interest on the Great Plains Indebtedness or that obligation to pay interest has been accepted by an unrelated third party, (i) the term Indebtedness shall not include the Great Plains Indebtedness, and (ii) non-cash interest expense imputed to the Great Plains Indebtedness in accordance with GAAP will be excluded from interest expense.

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         7. Section 7.2.4.(a) of the Credit Agreement, Financial Covenants,
            -----------------                          -------------------
shall be modified and amended to read as follows:

                  Interest Coverage Ratio. The Borrower will not permit the
                  -----------------------
         Interest Coverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be less than the ratio determined below opposite such period:

              Period                                  Interest Coverage Ratio
              ------                                  -----------------------
         March 31, 2003                                       1.40:1
         June 30, 2003                                        1.70:1
         September 30, 2003                                   1.70:1
         December 31, 2003                                    1.70:1
         March 31, 2004                                       1.60:1
         June 30, 2004 and thereafter                         1.70:1

         8. Section 7.2.4.(b) of the credit Agreement shall be modified and
            -----------------
amended to read as follows:

                   Current Ratio. The Borrower will not permit the Current Ratio
                   -------------
         as of the last day of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

             Period                                       Current Ratio
             ------                                       -------------
         March 31, 2003                                       1.00:1
         June 30, 2003                                        1.15:1
         September 30, 2003                                   1.15:1
         December 31, 2003                                    1.15:1
         March 31, 2004                                       1.00:1
         June 30, 2004 and thereafter                         1.15:1

         9. Section 7.2.4(c) of the Credit Agreement shall be modified and
            ----------------
amended to read as follows:

                   Adjusted Leverage Ratio. The Borrower will not permit the
                   -----------------------
         Adjusted Leverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be greater than the ratio set forth opposite such period:

             Period                                   Adjusted Leverage Ratio
             ------                                   -----------------------
         March 31, 2003                                       3.15:1
         June 30, 2003 and thereafter                         2.75:1

         10. Section 7.2.4.(d) of the Credit Agreement shall be modified and amended to read as follows:

                  Minimum Net Worth. The Borrower will not permit Net Worth during any period set forth below to be less than the amount set forth opposite such period:

            Period                                             Net Worth
            ------                                             ---------
         March 31, 2003                                       $55,000,000
         June 30, 2003                                        $80,000,000
         September 30, 2003                                   $70,000,000
         December 31, 2003                                    $60,000,000
         March 31, 2004                                       $55,000,000
         June 30, 2004 and thereafter                         $80,000,000

         11. Section 7.2.4.(e) of the Credit Agreement shall be modified and amended to read as follows:

                  Fixed Charge Coverage Ratio. The Borrower will not permit the
                  ---------------------------
         Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

               Period                             Fixed Charge Coverage Ratio
               ------                             ---------------------------
         March 31, 2003                                     1.05:1
         June 30, 2003 and thereafter                       1.10:1

         12. Section 7.2.4.(f) of the Credit Agreement shall be modified and
             -----------------
amended to read as follows:

                  (f) Working Capital. The Borrower will not permit Working
                      ---------------
         Capital as of the last day of any Fiscal Quarter occurring during any period set forth below to be less than the amount determined below opposite such period:

             Period                                         Working Capital
             ------                                         ---------------
         March 31, 2003                                       $22,500,000
         June 30, 2003                                        $55,000,000
         September 30, 2003                                   $55,000,000
         December 31, 2003                                    $55,000,000
         March 31, 2004                                       $25,000,000
         June 30, 2004 and thereafter                         $55,000,000

         13. A new Section 7.2.15 , Refinancing, shall be added to the Credit Agreement to read as follows:

                  7.2.15 Refinancing. The Borrower shall diligently pursue and
                  ------------------
         shall obtain and deliver to the Lenders, not later than September 30, 2003, a written commitment to refinance all of the Obligations that is feasible, that will provide payment in full of the Obligations on or before the Stated Maturity Date, that is binding on the lender or lenders issuing the commitment, and that has been accepted by the Borrower.

         14. The Revolving Loan Commitment Amount shall be and is hereby reduced from $245,000,000 to $205,000,000 effective as of the date of this Amendment, which reduction shall be deemed to have been effected under and in accordance with Section 2.2.1 of the Credit Agreement (regarding optional reductions of
     -------------
commitment amounts) as if all required prior notices had been given thereunder to the Administrative Agent.

         15. Amendment Fee. Borrower shall pay an Amendment Fee of one half of
             -------------
one percent (.50%), pro-rata based on Lender Commitment (after giving effect to the reduction of the Revolving Loan Commitment Amount as set forth in the preceding paragraph 14), to each Lender that has signed this Amendment, without changes or reservations, and delivered it to counsel for the Administrative Agent on or before 5:00 p.m. (Denver Time) on March 25, 2003, said Amendment Fee to be payable as follows: (i) one half thereof on the date this Amendment becomes effective, and (ii) one half thereof on October 1, 2003; provided however, in the event the Borrower obtains and delivers to the Lenders, not later than September 30, 2003, a written commitment to refinance all of the Obligations that is feasible, that will provide payment in full of the Obligations on or before the Stated Maturity Date, that is binding on the lender or lenders issuing the commitment, and that has been accepted by the Borrower, then said second one half of said amendment fee shall be forgiven and shall not be required to be paid.

         16. Incorporation of Credit Agreement. The parties hereto agree that
             ---------------------------------
this Third Amendment shall be an integral part of the Credit Agreement executed by the parties on the 22nd day of April, 1999, and that all of the terms set forth therein are hereby incorporated in this Third Amendment by reference, and that all terms of this Third Amendment are hereby incorporated into said Credit Agreement, as if made an original part thereof. All of the terms and conditions of the Credit Agreement, which are not modified in this Third Amendment shall remain in full force and effect. To the extent the terms of this Third Amendment conflict with the terms of the Credit Agreement, the terms of this Third Amendment shall control.



                          (SIGNATURE PAGES TO FOLLOW)

 IN WITNESS WHEREOF, the parties hereto have executed this Third
Amendment as of the day and year first hereinabove written.

                           ROYSTER-CLARK, INC., Borrower
                           1251 Avenue of the Americas
                           9th Floor, Suite 900
                           New York, New York 10020

                           By  /s/ Paul M. Murphy
                               -------------------------------------------------
                                   Paul M. Murphy


                           Its  Chief Financial Officer
                               -------------------------------------------------

                           LENDERS

                           U.S. BANK NATIONAL ASSOCIATION,
                           as Agent and as a Lender
                           950 17th Street, Suite 350
                           Denver, Colorado  80202



                           By  /s/ Scott Trauth
                               -------------------------------------------------
                                   Scott Trauth

                           Its Senior Vice President
                               -------------------------------------------------

                         COOPERATIEVE CENTRALE
                         RAIFFEISEN-BOERENLEENBANK B.A.,
                         "RABOBANK INTERNATIONAL",
                         NEW YORK BRANCH
                         245 Park Avenue, 36th Floor
                         New York, NY  10167

                         By  /s/ Edward J. Peyser
                             --------------------------------------------------
                                 Edward J. Peyser

                         Its  Managing Director
                             --------------------------------------------------


                         By   /s/ Timothy J. Moore
                             --------------------------------------------------
                                   Timothy J. Moore

                         Its  Vice President
                             --------------------------------------------------


                         TRANSAMERICA BUSINESS CAPITAL CORPORATION
                         8750 West Bryn Mawr, Suite 720
                         Chicago, Illinois 60631

                         By  /s/ Vic Dewanjee
                             --------------------------------------------------
                                 Vic Dewanjee

                         Its  Vice President
                             --------------------------------------------------


                         WELLS FARGO BANK
                         Loan Adjustment Group
                         45 Fremont Street, Second Floor
                         San Francisco, California 94105

                         By   /s/ Joel Spencer
                             --------------------------------------------------
                                  Joel Spencer

                         Its  Vice President
                             --------------------------------------------------

                         HARRIS TRUST AND SAVINGS BANK
                         111 West Monroe St., 18th Floor West
                         Chicago, Illinois 60690

                         By /s/ Christopher Fisher
                           ----------------------------------------------------
                                Christopher Fisher

                         Its  Vice President
                             --------------------------------------------------


                         LaSALLE BUSINESS CREDIT, LLC,
                         as successor by merger to LaSalle Business Credit, Inc. 1735 Market Street
                         6th Floor, Suite 660
                         Philidelphia, PA  19103

                         By  /s/ Jeffrey M. Joslin
                             --------------------------------------------------
                                 Jeffrey M. Joslin

                         Its  Vice President
                             --------------------------------------------------

                           BANK OF AMERICA BUSINESS CREDIT
                           Agribusiness & Commodity Finance
                           600 Peachtree Street, 5th Floor
                           Atlanta, Georgia 30308

                           By   /s/ John L. Anderson
                               -------------------------------------------------
                                    John L. Anderson

                           Its  Vice President
                               -------------------------------------------------


                           FINOVA CAPITAL CORPORATION
                           1000 First Avenue, 1st Floor
                           King of Prussia, PA  19406

                           By   /s/ Patrick Cornell
                               -------------------------------------------------
                                    Patrick Cornell

                           Its  Vice President
                               -------------------------------------------------


                           PNC BANK, NA
                           Two PNC Plaza-18th Floor
                           620 Liberty Avenue
                           Pittsburgh, Pennsylvania 15222

                           By   /s/ Peter Redington
                               -------------------------------------------------
                                    Peter Redington

                           Its  Assistant Vice President
                               -------------------------------------------------


                           WHITEHALL BUSINESS CREDIT CORPORATION
                           One State Street, 7th Floor
                           New York, New York 10004

                           By  /s/ Alan F. McKay
                               -------------------------------------------------
                                   Alan F. McKay

                           Its  Vice President
                               -------------------------------------------------


                           ORIX FINANCIAL SERVICES, INC.
                           846 East Algonquin Road, Suite A100
                           Schaumburg, Illinois 60173

                           By  /s/ Michael DuBois
                               -------------------------------------------------
                                   Michael DuBois

                           Its  Vice President
                               -------------------------------------------------


                           THE PROVIDENT BANK
                           One East Fourth Street, 249 A
                           Cincinnati, Ohio 45202

                           By    /s/ Thomas J. Evans
                               -------------------------------------------------
                                     Thomas J. Evans

                           Its  Credit Officer
                               -------------------------------------------------